UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 4, 2024

LuxUrban Hotels Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41473	82-3334945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2125 Biscayne Blvd, Suite 253, Miami, Florida	33137
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 269-5952

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	LUXH	The Nasdaq Stock Market LLC
13.00% Series A Cumulative Redeemable Preferred Stock, $0.00001 par value per share	LUXHP	The Nasdaq Stock Market LLC

ITEM 3.01.	NOTICE OF FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

Nasdaq Hearings Panel Decision

As previously reported in LuxUrban Hotels Inc.’s (the “Company”) Current Report on Form 8-K filed with the SEC on November 4, 2024, the Company received a decision letter from the Nasdaq Hearings Panel (“Panel”) granting its request to continue listing on The Nasdaq Stock Market, subject to certain conditions outlined below. Shortly after filing the Current Report, Nasdaq allowed modification of the dates originally prescribed by the Panel, extending the date by which the Company must obtain stockholder approval of the reverse split from November 4, 2024 to November 12, 2024, and the date by which the reverse split must be implemented from November 19, 2024 to November 21, 2024. The reverse stock split is being undertaken to allow the Company to regain compliance with Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”). This decision follows the Company’s hearing before the Panel on October 15, 2024, regarding its non-compliance with the Bid Price Rule and other continued listing requirements.

At the hearing, the Company detailed its compliance plan, which included corrective actions already taken. Specifically, the Company resolved its previous periodic reports filing deficiency relating to its June 30, 2024 10-Q through the filing of such report with the SEC. The Company also noted that management believes that the Company has the systems and resources in place to ensure timely filing of all periodic reports going forward.

The Company also outlined its proposed reverse stock split in a ratio range of between one share for thirty shares and one share for seventy shares to regain compliance with Nasdaq’s Bid Price Rule. The reverse split requires stockholder approval, and the Company has previously mailed a definitive proxy statement to its stockholders with respect to a special meeting to be held on November 12, 2024, to consider such proposal among other proposals. The Company supplemented the definitive proxy statement by filing with the SEC and mailing to stockholders a supplement to the definitive proxy statement on November 7, 2024 to provide the foregoing updated information on Nasdaq and to reserve the right in certain circumstances to pay cash for any fractional shares resulting from the reverse stock split as set forth in the supplement.

ITEM 8.01	OTHER EVENTS.

On November 7, 2024, the Company filed with the SEC and commenced mailing to stockholders a supplement to its definitive proxy statement filed with the SEC on October 31, 2024 to provide certain supplemental information, in connection with the special meeting of the Company’s stockholders to be held on November 12, 2024. The Company made the following supplemental disclosures:

As reported in the Company’s Current Reports on Form 8-K filed with the SEC on November 4, 2024, and on November 7, 2024, the Company has been granted a continued listing exception by Nasdaq, subject to certain conditions, including obtaining stockholder approval of the Reverse Stock Split detailed in the Proxy Statement on or prior to November 12, 2024 and implementing same on or prior to November 21, 2024. The holding of the Special Meeting is intended to comply with these requirements. As noted in the Definitive Proxy Statement, no fractional shares of common stock will be issued as a result of the Reverse Stock Split. Instead, in lieu of any fractional shares to which a stockholder of record would otherwise be entitled as a result of the Reverse Stock Split, the Company will round up to the nearest whole share based on total beneficial ownership of the holder. Notwithstanding the foregoing, the Company reserves the right to pay cash for fractional shares in lieu of rounding up if it determines that there is arbitrage abuse or other activities that would result in any unfair or disproportionate issuances of stock. After the Reverse Stock Split, the shares of common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to our common stock now authorized. Common stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. The Reverse Stock Split will not affect the Company continuing to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Information about the Company’s Special Meeting, scheduled for November 12, 2024, is set forth in the Proxy Statement, which is supplemented to reflect the information set forth above.

The Proxy Statement, together with this Supplement, have been filed with the SEC and are also available for viewing at the website maintained for the annual meeting at https://www.cstproxy.com/luxurbanhotels/sm2024.

Stockholders are urged to vote. In addition to voting through the virtual meeting website as discussed in the Proxy Statement, you may vote by visiting the website below and entering your control number (which you may obtain by calling your broker, advising it that you wish to vote directly, and entering the control number provided by your broker as prompted at: https://www.cstproxy.com/luxurbanhotels/sm2024.

If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to the Company’s secretary prior to the date of the Special Meeting or by voting virtually by submitting a ballot at the Special Meeting live webcast. Attendance at the Special Meeting alone will not change your vote.

Forward Looking Statements

This Current Report on Form 8-K, including the exhibits hereto, contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act). The statements contained in this release that are not purely historical are forward-looking statements. Forward-looking statements include, but are not limited to, statements regarding expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Generally, the words “anticipates,” “believes,” “continues,” “could,” “estimates,” “expects,” “intends,” “may,” “might,” “plans,” “possible,” “potential,” “predicts,” “projects,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this release may include, for example, statements with respect to the Company’s ability to successfully de-platform its properties from its former franchise partner and operate independently, its ability to improve its working capital and cash flow profiles, enhance its balance sheet and deliver organic revenue growth, scheduled property openings, expected closing of noted lease transactions, the Company’s ability to continue closing on additional leases for properties in the Company’s pipeline, as well the Company’s anticipated ability to commercialize efficiently and profitably the properties it leases and will lease in the future. The forward-looking statements contained in this release are based on current expectations and belief concerning future developments and their potential effect on the Company. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements are subject to a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results of performance to be materially different from those expressed or implied by these forward-looking statements, including those set forth under the caption “Risk Factors” in our public filings with the SEC, including in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on April 15, 2024, the Quarterly Report on Form 10-Q for the three and six months ended June 30, 2024, filed with the SEC on September 25, 2024, and any updates to those factors as set forth in subsequent Quarterly Reports on Form 10-Q or other public filings with the SEC. The forward-looking information and forward-looking statements contained in this Current Report on Form 8-K are made as of the date hereof, and the Company does not undertake to update any forward-looking information and/or forward-looking statements that are contained or referenced herein, except in accordance with applicable securities laws.

ITEM 9.01.	FINANCIAL STATEMENT AND EXHIBITS.

(d)	Exhibits:

Exhibit No.	Description
99.1(1)	Hearings Panel Decision, dated October 30, 2024.
99.2(2)	Hearings Panel Decision, dated November 4, 2024.

(1)	Previously filed
(2)	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 7, 2024	LUXURBAN HOTELS INC.

	By:	/s/ Michael James
		Name:	Michael James
		Title:	Chief Financial Officer

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